UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2021

CEN BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300-3295 Quality Way

Windsor, Ontario

Canada

N8T 3R9

(Address of principal executive offices, including zip code)

(519) 419-4958

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☑

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

The disclosures in Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures in Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The issuances described in Item 5.02 are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering.

Item. 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Compensation Plan

On April 2, 2021, the Board of Directors (the “Board”) of CEN Biotech, Inc., an Ontario, Canada corporation (the “Company”) adopted the 2021 Equity Compensation Plan (the “2021 Plan”) providing for the granting of options to purchase shares of common stock, restricted stock awards and other stock-based awards to directors, officers, employees, advisors and consultants of the Company and reserved 20,000,000 shares of the Company’s common stock for issuance under the 2021 Plan. The foregoing description of the 2021 Plan does not purport to be complete and is qualified in its entirety by the full text of the 2021 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

In connection with the 2021 Plan, the Board also approved the use of restricted stock agreements under the 2021 Plan, one being for U.S. persons (the “U.S. RSA”) and one being for Canadian persons (the “Canadian RSA”). The foregoing description of the U.S. RSA and the Canadian RSA, does not purport to be complete and is qualified in its entirety by the full text of the form of the U.S. RSA and the form of the Canadian RSA, copies of which are attached hereto as Exhibit 10.2 and 10.3, respectively, and are incorporated by reference herein.

November 29, 2017, the Board adopted the 2017 Equity Compensation Plan (the “2017 Plan”) providing for the granting of options to purchase shares of common stock, restricted stock awards and other stock-based awards to directors, officers, employees, advisors and consultants. The Company reserved 20,000,000 shares of common stock for issuance under the 2017 Plan and has to date issued 19,674,9875 shares of common stock under the 2017 Plan.

Restricted Stock Agreements

On April 2, 2021, the Company entered into an RSA (the “Boswell RSA”) with Richard Boswell. Pursuant to the Boswell RSA, the Company granted Mr. Boswell 2,185,679 restricted shares of the Company’s common stock under the 2021 Plan to vest immediately on the grant date. The description of the Boswell RSA does not purport to be complete and is qualified in its entirety by the full text of the Boswell RSA, a copy of which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

On April 2, 2021, the Company entered into an RSA (the “Chaaban RSA”) with Bahige Chaaban. Pursuant to the Chaaban RSA, the Company granted Mr. Chaaban 3,106,122 shares of the Company’s common stock under the 2021 Plan to vest immediately on the grant date. The description of the Chaaban RSA does not purport to be complete and is qualified in its entirety by the full text of the Chaaban RSA, a copy of which is filed as Exhibit 10.5 hereto and is incorporated by reference herein.

On April 2, 2021, the Company entered into an RSA (the “Ferris RSA”) with Ameen Ferris. Pursuant to the Ferris RSA, the Company granted Mr. Ferris 1,000,000 shares of the Company’s common stock under the 2021 Plan to vest immediately on the grant date. The description of the Ferris RSA does not purport to be complete and is qualified in its entirety by the full text of the Ferris RSA, a copy of which is filed as Exhibit 10.6 hereto and is incorporated by reference herein.

On April 2, 2021, the Company entered into an RSA (the “Lavenu RSA”) with Harold D. Lavenu. Pursuant to the Lavenu RSA, the Company granted Mr. Lavenu 1,041,250 shares of the Company’s common stock under the 2021 Plan to vest immediately on the grant date. The description of the Lavenu RSA does not purport to be complete and is qualified in its entirety by the full text of the Lavenu RSA, a copy of which is filed as Exhibit 10.7 hereto and is incorporated by reference herein.

On April 2, 2021, the Company entered into an RSA (the “Payne RSA”) with Brian Payne. Pursuant to the Payne RSA, the Company granted Mr. Payne 1,435,000 shares of the Company’s common stock under the 2021 Plan to vest immediately on the grant date. The description of the Payne RSA does not purport to be complete and is qualified in its entirety by the full text of the Payne RSA, a copy of which is filed as Exhibit 10.8 hereto and is incorporated by reference herein.

On April 2, 2021, the Company entered into an RSA (the “Saadikh RSA”) with Usamakh Saadikh. Pursuant to the Saadikh RSA, the Company granted Mr. Saadikh 1,000,000 shares of the Company’s common stock under the 2021 Plan to vest immediately on the grant date. The description of the Saadikh RSA does not purport to be complete and is qualified in its entirety by the full text of the Saadikh RSA, a copy of which is filed as Exhibit 10.9 hereto and is incorporated by reference herein.

On April 2, 2021, the Company entered into an RSA (the “Strilchuck RSA”) with Donald Strilchuck. Pursuant to the Strilchuck RSA, the Company granted Mr. Strilchuck 341,250 shares of the Company’s common stock under the 2021 Plan to vest immediately on the grant date. The description of the Strilchuck RSA does not purport to be complete and is qualified in its entirety by the full text of the Strilchuck RSA, a copy of which is filed as Exhibit 10.10 hereto and is incorporated by reference herein.

On April 2, 2021, the Company entered into an RSA (the “Tarrabain RSA”) with Alex Tarrabain. Pursuant to the Tarrabain RSA, the Company granted Mr. Tarrabain 300,000 shares of the Company’s common stock under the 2021 Plan to vest immediately on the grant date. The description of the Tarrabain RSA does not purport to be complete and is qualified in its entirety by the full text of the Tarrabain RSA, a copy of which is filed as Exhibit 10.11 hereto and is incorporated by reference herein.

New Executive Appointments

On April 2, 2021, the Board appointed Ameen Ferris to serve as a Vice President of the Company effective as of April 2, 2021. Mr. Ferriss has served as a member of Board since July 2017 and continues to serve in such capacity. Mr. Ferris is a successful entrepreneur who has founded numerous retail/wholesale companies, and brands. In 1991, Mr. Ferris founded the retail chain, Healthy’s Nutrition (“Healthy’s”), a specialty retail company focusing on quality health supplements. Mr. Ferris built a multi-million-dollar company with limited resources, and established a thriving Canadian retail chain with warehousing, a full line of private label supplements including, sports nutrition, ailment specific herbal supplements and vitamins. He also co-branded the Healthy’s concept in department stores such as The Hudson Bay Company, Eatons and in select grocery chains. Healthy’s was acquired in 2006 by the publicly traded corporation, Planet Organic. In 2005, Mr. Ferris also established the Low Carb Store, one of Canada’s premier specialty food locations. Mr. Ferris founded Natural Choice Distribution, developing and distributing leading natural supplements, diet products, sports nutrition and therapeutic herbal health supplements. Specializing in brand development, Mr. Ferris entered into an exclusive contract through his own company, Brandrouse, in 2008 through May 2017 by the biotechnology company LivCorp Inc. (a division of Delivra Inc.) with the task of developing their OTC topical product on a start-up budget. From a white label, he established the market orientation and strategy for the brand LivRelief™. His contributions included, strategy, segmentation, targeting and positioning of the brand, involvement and guidance with product development, refinements and extensions, package design of all LivRelief consumer products in Canada, development of LivRelief’s image as a customer-centric brand, marketing and advertising of LivRelief products In May 2017, Mr. Ferris founded the brand consulting firm Brand Rouse.

On April 2, 2021, the Board appointed Harold Aubrey De Lavenu to serve as a Vice President of the Company effective as of April 2, 2021. Mr. Lavenu has served as a member of Board since July 2017 and continues to serve in such capacity. Mr. Lavenu is a successful businessman with military background, currently based in the South of Portugal. Mr. Lavenu has been the director of his company, Hammers ‘n’ Blades, since September 2002. After joining the British Royal Navy in 1983, pursuing a vocation as a Mine Clearance Diver (Navy Seal), Mr. Lavenu was trained to work as an Explosive Ordinance Disposal Specialist.

Executive Agreements

On April 2, 2021, the Company entered into an Executive Employment Agreement with Ameen Ferris (the “Ferris EA”). Pursuant to the Ferris EA, during the term of the Ferris EA, the Company agreed to employ, and Mr. Ferris agreed to accept employment with the Company as a Vice President. Pursuant to the Ferris EA, the Company agreed to issue Mr. Ferris 1,000,000 shares of the Company’s common stock subject to the provisions of an RSA under the 2021 Plan. Additionally, pursuant to the Ferris EA, the Company agreed to pay Mr. Ferris a base salary of $31,200. The term of the Ferris EA is for an indefinite period subject to termination in accordance with the terms of the Ferris EA. The Ferris EA can be terminated by Mr. Ferris for “Good Reason” as such term is defined in the Ferris EA or without “Good Reason” by giving a minimum of thirty (30) days’ prior written notice to advise the Company that he is resigning his employment. In the event of termination of the Ferris EA by Mr. Ferris by resignation without “Good Reason,” then no sums will be payable by the Company except for: (i) any unpaid base salary through the effective date of resignation and (ii) reimbursement for any expenses for which Mr. Ferris had not been reimbursed. In the event of a termination of the Ferris EA by Mr. Ferris for “Good Reason,” then the Company would have a period of thirty (30) days following receipt of such notice from Mr. Ferris to cure or revoke the event constituting “Good Reason. The Company can also terminate the Ferris EA for “Cause” as such term is defined in the Ferris EA, and if that occurs, no sums will be payable by the Company except for: (i) any unpaid base salary through the date of termination, (ii) reimbursement for any expenses for which the Mr. Ferris had not been reimbursed and (iii) only if the act of “Cause” does not constitute willful misconduct, disobedience or willful neglect of duty that is not trivial and has not been condoned by the Company, any other amount due under the Ferris EA for termination pay or severance pay. The Company can also terminate the Ferris EA without “Cause” at any time. Pursuant to the Ferris EA, in connection with the sale of the Company or any other transaction constituting a “Change in Control” as such term is defined in the Ferris EA or a strategic transaction, the Company may, but will not be obligated, to provide Mr. Ferris with additional compensation (including, but not limited to additional stock options or restricted stock) for services outside of general scope of duties and responsibilities of Mr. Ferris.

“Good Reason” is defined under the Ferris EA as a material diminution in the base salary, excluding reductions (totaling no more than 20% in the aggregate) generally applicable to all senior executives provided, however, that such exclusion does not apply if the material diminution in occurs within 60 days prior to the consummation of a “Change in Control” that was already under consideration when the notice of the occurrence of the event alleging “Good Reason” was made or 12 months thereafter. “Cause” is defined under the Ferris EA as (i) an intentional tort (excluding any tort relating to a motor vehicle) which causes substantial loss, damage or injury to the property or reputation of the Company or its subsidiaries (ii) continued or repeated gross neglect of Mr. Ferris’ reasonable duties (for a reason other than illness or incapacity) which is not cured within ten (10) days after written notice thereof by the Board (iii) the disregard of written, material policies of the Company or its subsidiaries which causes a material loss, damage or injury to the property or reputation of the Company or its subsidiaries which is not cured within ten (10) days after written notice thereof by the Board (iv) any material breach of Mr. Ferris’ ongoing obligation not to disclose confidential information and not to assign intellectual property developed during employment which, if capable of being cured, is not cured within ten (10) days after written notice thereof is given by the Board or (v) any substantial willful act which has a material harmful effect on the Company. The foregoing description of the Ferris EA does not purport to be complete and is qualified in its entirety by the full text of the Ferris EA, a copy of which is attached hereto as Exhibit 10.12 and incorporated by reference herein.

On April 2, 2021, the Company entered into an Executive Employment Agreement with Harold Aubrey De Lavenu (the “Lavenu EA”). Pursuant to the Lavenu EA, during the term of the Lavenu EA, the Company agreed to employ, and Mr. Lavenu agreed to accept employment with the Company as a Vice President. Pursuant to the Lavenu EA, the Company agreed to issue Mr. Lavenu 1,041,250 shares of the Company’s common stock subject to the provisions of an RSA under the 2021 Plan. Additionally, pursuant to the Lavenu EA, the Company agreed to pay Mr. Lavenu a base salary of $31,200. The term of the Lavenu EA is for an indefinite period subject to termination in accordance with the terms of the Lavenu EA. The Lavenu EA can be terminated by Mr. Lavenu for “Good Reason” as such term is defined in the Lavenu EA or without “Good Reason” by giving a minimum of thirty (30) days’ prior written notice to advise the Company that he is resigning his employment. In the event of termination of the Lavenu EA by Mr. Lavenu by resignation without “Good Reason,” then no sums will be payable by the Company except for: (i) any unpaid base salary through the effective date of resignation and (ii) reimbursement for any expenses for which Mr. Lavenu had not been reimbursed. In the event of a termination of the Lavenu EA by Mr. Lavenu for “Good Reason,” then the Company would have a period of thirty (30) days following receipt of such notice from Mr. Lavenu to cure or revoke the event constituting “Good Reason. The Company can also terminate the Lavenu EA for “Cause” as such term is defined in the Lavenu EA, and if that occurs, no sums will be payable by the Company except for: (i) any unpaid base salary through the date of termination, (ii) reimbursement for any expenses for which the Mr. Lavenu had not been reimbursed and (iii) only if the act of “Cause” does not constitute willful misconduct, disobedience or willful neglect of duty that is not trivial and has not been condoned by the Company, any other amount due under the Lavenu EA for termination pay or severance pay. The Company can also terminate the Lavenu EA without “Cause” at any time. Pursuant to the Lavenu EA, in connection with the sale of the Company or any other transaction constituting a “Change in Control” as such term is defined in the Lavenu EA or a strategic transaction, the Company may, but will not be obligated, to provide Mr. Lavenu with additional compensation (including, but not limited to additional stock options or restricted stock) for services outside of general scope of duties and responsibilities of Mr. Lavenu.

“Good Reason” is defined under the Lavenu EA as a material diminution in the base salary, excluding reductions (totaling no more than 20% in the aggregate) generally applicable to all senior executives provided, however, that such exclusion does not apply if the material diminution in occurs within 60 days prior to the consummation of a “Change in Control” that was already under consideration when the notice of the occurrence of the event alleging “Good Reason” was made or 12 months thereafter. “Cause” is defined under the Lavenu EA as (i) an intentional tort (excluding any tort relating to a motor vehicle) which causes substantial loss, damage or injury to the property or reputation of the Company or its subsidiaries (ii) continued or repeated gross neglect of Mr. Lavenu’ reasonable duties (for a reason other than illness or incapacity) which is not cured within ten (10) days after written notice thereof by the Board (iii) the disregard of written, material policies of the Company or its subsidiaries which causes a material loss, damage or injury to the property or reputation of the Company or its subsidiaries which is not cured within ten (10) days after written notice thereof by the Board (iv) any material breach of Mr. Lavenu’ ongoing obligation not to disclose confidential information and not to assign intellectual property developed during employment which, if capable of being cured, is not cured within ten (10) days after written notice thereof is given by the Board or (v) any substantial willful act which has a material harmful effect on the Company. The foregoing description of the Lavenu EA does not purport to be complete and is qualified in its entirety by the full text of the Lavenu EA, a copy of which is attached hereto as Exhibit 10.13 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	CEN Biotech, Inc. 2021 Equity Compensation Plan.
10.2	Form of Restricted Stock Agreement for U.S. persons under 2021 CEN Biotech, Inc. Equity Compensation Plan.
10.3	Form of Restricted Stock Agreement for Canadian persons under 2021 CEN Biotech, Inc. Equity Compensation Plan.
10.4	Restricted Stock Agreement between CEN Biotech, Inc. and Richard Boswell.
10.5	Restricted Stock Agreement between CEN Biotech, Inc. and Bahige Chaaban.
10.6	Restricted Stock Agreement between CEN Biotech, Inc. and Ameen Ferris.
10.7	Restricted Stock Agreement between CEN Biotech, Inc. and Harold D. Lavenu.
10.8	Restricted Stock Agreement between CEN Biotech, Inc. and Brian Payne.
10.9	Restricted Stock Agreement between CEN Biotech, Inc. and Usamakh Saadikh.
10.10	Restricted Stock Agreement between CEN Biotech, Inc. and Donald Strilchuck.
10.11	Restricted Stock Agreement between CEN Biotech, Inc. and Alex Tarrabain.
10.12	Executive Employment Agreement between CEN Biotech, Inc. and Ameen Ferris.
10.13	Executive Employment Agreement between CEN Biotech, Inc. and Harold Aubrey De Lavenu.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: April 7, 2021	By:	/s/ Bahige Chaaban
Bahige Chaaban
Interim Chief Executive Officer (principal executive officer)